UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d)
of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported) October 2, 2020 (September 30, 2020)

VISTEON CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	1-15827		38-3519512
(State or other jurisdiction of incorporation or organization)	(Commission File Number)		(I.R.S. Employer Identification No.)

One Village Center Drive,	Van Buren Township,	Michigan	48111
(Address of Principal Executive Offices)			(Zip Code)

Registrant's telephone number, including area code (800)-VISTEON

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $.01 per share	VC	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.05 Costs Associated with Exit or Disposal Activities.

On September 30, 2020, in connection with its plan to reduce overall costs in response to economic and industry factors, the Board of Directors of Visteon Corporation (the “Company”) approved a restructuring plan to improve the Company’s efficiency and rationalize its footprint (the “Plan”). Under the Plan, the Company will globally reduce the number of employees at various sites around the world. The Plan is expected to lower the Company’s cost base, improve its financial performance and cash flow generation, and create a simplified organization best positioned to deliver on its key financial and operational priorities.

In connection with the Plan, the Company currently expects to incur total costs of between $35 million and $40 million. The total expected costs are for cash payments for employee severance, retention and termination costs. The Company also expects to incur minimal other transition costs. The actions under the Plan are expected to be completed by the middle of 2022.The actual timing and costs of the Plan may differ materially from the Company’s current expectations and estimates.

This Current Report on Form 8-K includes forward-looking statements that are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements represent the Company’s goals, beliefs, plans and expectations about its prospects for the future and other future events. The forward-looking statements included in this Current Report on Form 8-K are made as of the date hereof or as of the date specified and are based on management’s current expectations and beliefs. Such statements are subject to a number of important assumptions, risks, uncertainties and other factors that may cause the Company’s actual performance to differ materially from that described in or indicated by the forward-looking statements. Those risks include, but are not limited to, risks that the Company may be unable to implement the restructuring plan as anticipated on a timely basis or at all, that the expected amount of expenses and cash expenditures associated with the restructuring plan may exceed the Company’s projections, and that the Company may be unable to realize the full amount of estimated savings from the restructuring plan. The foregoing risks should be read in conjunction with other cautionary statements included herein, as well as in the Company’s annual report on Form 10-K for the year ended December 31, 2019 and subsequent reports filed with the Securities and Exchange Commission. Except as required by law, the Company expressly disclaims any obligation or undertaking to update any forward-looking statements to reflect any change in its expectations with regard thereto or any change in events, conditions or circumstances on which any such statement is based.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VISTEON CORPORATION

/s/Brett D. Pynnonen
Brett D. Pynnonen
Senior Vice President and General Counsel

Date: October 2, 2020